                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                   8 1/2% SENIOR SUBORDINATED NOTES DUE 2008
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                               NASH FINCH COMPANY

    This form or one substantially equivalent hereto must be used to accept the
Exchange Offer of Nash Finch Company (the "Company") made pursuant to the
Prospectus, dated          , 1998 (the "Prospectus"), if certificates for the
outstanding 8 1/2% Senior Subordinated Notes due 2008, Series A, of the Company
(the "Series A Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m.,
New York time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to U.S. Bank Trust National Association (the "Exchange Agent") as
set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Series A Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the
Expiration Date. Capitalized terms not defined herein are defined in the
Prospectus.

              U.S. BANK TRUST NATIONAL ASSOCIATION, EXCHANGE AGENT

                            ------------------------

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
           BY MAIL              BY FACSIMILE TRANSMISSION:    BY HAND OR OVERNIGHT COURIER
(registered or certified mail         (612) 244-1537
        recommended):

U.S. Bank Trust                                               U.S. Bank Trust
National Association                                          National Association
180 East 5th Street                                           180 East 5th Street
Saint Paul, MN 55101                                          Saint Paul, MN 55101
Attention:Specialized Finance      Confirm by Telephone       Attention:Specialized Finance
         Fourth Floor            or for Information Call:              Fourth Floor

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL
NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Series A Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed
Delivery Procedures" section of the Prospectus.

Principal Amount of Series A Notes Tendered:* $
                                                --------------------------------

Certificate No(s). (if available):
                                    --------------------------------------------

Total Principal Amount Represented by Certificate(s): $
                                                       -------------------------

*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

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
X ------------------------------------------   -------------------------------------------

X ------------------------------------------   -------------------------------------------
          Signature(s) of Owner(s)                                 Date
           or Authorized Signatory

Area Code and Telephone Number:
                                  ----------------------------------------------

    Must be signed by the holder(s) of Series A Notes as their name(s) appear(s) on certificates for Series A Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Series A Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s)
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity:
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Address(es):
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Account Number:
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
                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Series A Notes being tendered hereby or confirmation of book-entry transfer of such Series A Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm
------------------------------------------------------------------------------

Address
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Area Code and Telephone No.
-----------------------------------------------------------------------------

Authorized Signature
--------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------

                             (PLEASE TYPE OR PRINT)

Title
--------------------------------------------------------------------------------

Dated:
--------------------------------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES OF SERIES A NOTES WITH THIS FORM. CERTIFICATES OF SERIES A NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.